UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2022

Stronghold Digital Mining, Inc.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-40931	86-2759890
(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(845) 579-5992
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 15, 2022, Stronghold Digital Mining, Inc. (the “Company”) entered into a note and warrant purchase agreement (the “May 2022 Purchase Agreement”) by and among the Company and the purchasers thereto (collectively, the “PIPE Purchasers”), pursuant to which the Company issued and sold to the PIPE Purchasers (i) $33,750,000 aggregate principal amount of 10.00% unsecured convertible promissory notes (the “May 2022 Notes”) and (ii) warrants to purchase an aggregate of 6,318,000 shares of Class A common stock of the Company (the “May 2022 Warrants”). On August 16, 2022, the Company and the PIPE Purchasers amended the terms of the May 2022 Notes (the “Amended May 2022 Notes”) whereby an aggregate of $11.25 million of the outstanding principal under the May 2022 Notes was exchanged for an amendment of the May 2022 Warrants to reduce the strike price from $2.50 to $0.01 per share (the “Amended May 2022 Warrants”). After giving effect to the principal reduction under the Amended May 2022 Notes, the Company became required to make subsequent payments to the PIPE Purchasers on the fifteenth day of each of November 2022, December 2022, January 2023 and February 2023.

On December 15, 2022, the Company entered into an amendment to the Amended May 2022 Notes with each of the PIPE Purchasers (“Amendment No. 1”) to delay the December 15, 2022 amortization payment date to December 22, 2022 and to waive any potential Event of Default that may result from the previously disclosed notification from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) sent on November 30, 2022 regarding the Company’s noncompliance with Nasdaq’s bid price requirement. All capitalized terms used but not defined herein have the meanings set forth in Amendment No. 1.

The Company and the PIPE Purchasers continue to be in discussions regarding a mutually acceptable structure for the Company to make future amortization payments under the Amended May 2022 Notes in equity or equity-like securities, although there is no assurance such an agreement will be reached.

The foregoing description of Amendment No. 1 is not intended to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this current report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the recent restructuring of the Company’s debt and the performance and satisfaction of various obligations under the agreements entered into in order to effect such restructuring of debt; the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure crypto asset mining equipment from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; our ability to procure crypto asset mining equipment; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its Annual Report on Form 10-K filed on March 29, 2022 and our Quarterly Reports on Form 10-Q filed on May 16, 2022, August 18, 2022 and November 10, 2022, and in its Current Report on Form 8-K. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Amended and Restated 10.0% Note, dated as of December 15, 2022, by and between Stronghold Digital Mining, Inc. and Adage Capital Partners, LP.
10.2	Amendment No. 1 to Amended and Restated 10.0% Note, dated as of December 15, 2022, by and between Stronghold Digital Mining, Inc. and Continental General Insurance Company.
10.3	Amendment No. 1 to Amended and Restated 10.0% Note, dated as of December 15, 2022, by and between Stronghold Digital Mining, Inc. and Parallaxes Capital Opportunity Fund IV, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

Date: December 21, 2022	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Co-Chairman